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                                                                   Exhibit 10.56

[GUPTA LOGO]

                                     PREMIUM
                      INTERNATIONAL DISTRIBUTION AGREEMENT

This Agreement ("Agreement") is made this 1st of January, 2004 ("Effective Date") between GUPTA TECHNOLOGIES, LLC, a Delaware limited liability company with offices at 975 Island Drive, Redwood Shores, California, 94065, USA ("GUPTA"), and ADN DISTRIBUTION GMBH, a German entity with offices at Auf der Heide 3, 44803 Bochum, Germany (tel: +49-234-9735-0, fax +49-234-9735-540)
("DISTRIBUTOR"), and is as follows:

                                 1. APPOINTMENT

1.1.   APPOINTMENT AS DISTRIBUTOR.

1.1.1. APPOINTMENT.

GUPTA hereby appoints DISTRIBUTOR as an authorized distributor of GUPTA's commercially available software (the "Products"), Gupta License Services ("GLS") and other services (such GLS and other authorized services to be the "Services") in the territory specified in Exhibit A ("Territory"), as further described herein. DISTRIBUTOR hereby accepts such appointment. DISTRIBUTOR's appointment means that GUPTA has granted DISTRIBUTOR the non-exclusive and non-transferable right to (a) authorize third party resellers ("VARs") to market and distribute one or more of the Products in object code form only, and sell the Services, in accordance with this Agreement, to end users ("End Users") for their internal business use in the Territory; (b) operate a GUPTA authorized technical support ("ASC") center in accordance with the Authorized Support Center Addendum, if included, and (c) operate a GUPTA authorized training ("ATC") center in accordance with the Authorized Training Center Addendum, if included. DISTRIBUTOR shall prohibit VARs from soliciting End Users outside of the Territory; provided, however, if the Territory is a member state of the European Community ("EC") then VAR may fill any unsolicited order for Products and Services received from an End User within any member state of the EC. Under no circumstances shall VAR be permitted to fill any order for the Products and Services from outside the EC. DISTRIBUTOR shall not distribute the Products and Services to End Users unless authorized in writing by GUPTA.

1.1.2  ACTIVITIES BY GUPTA.

DISTRIBUTOR's appointment hereunder is non-exclusive as to all persons, including GUPTA, its affiliates, and their respective licensors, distributors and agents, and such parties may, directly or indirectly, sell, license, or otherwise make the Products and Services available within the Territory. Unless otherwise expressly agreed to in writing, no compensation shall be payable to DISTRIBUTOR with respect to any such transactions.

1.2.   ENROLLMENT FEE.

Upon execution of this Agreement, DISTRIBUTOR shall pay to GUPTA a nonrefundable fee (the "Enrollment Fee") in the amount specified on Exhibit A. The Enrollment Fee covers the cost of training, unlimited internal use of the Products solely for purposes related to this Agreement and external usage for demonstration purposes related to this Agreement.

1.3.   QUALIFIED EMPLOYEES; TRAINING.

DISTRIBUTOR shall at all times employ at least one person who has successfully completed GUPTA's reseller training program and at least one person to fulfill the obligation to provide Services pursuant to Exhibit C. Training will be held at GUPTA's offices in Redwood Shores, California or as specified otherwise. GUPTA will supply classroom materials. DISTRIBUTOR shall bear all costs of attending the training sessions, including transportation, food, and lodging.

1.4.   CROSS-LINKS ON WEBSITE.

Upon successful completion of the training program referenced in Section 1.3, GUPTA shall identify DISTRIBUTOR as a distributor on GUPTA's website and shall provide a link to DISTRIBUTOR's website that is as prominent as the links to other distributors and or resellers on GUPTA's website. DISTRIBUTOR shall at the same time identify GUPTA as a vendor on DISTRIBUTOR's website and shall provide a link to GUPTA's website that is as prominent as the links to other vendors on DISTRIBUTOR's website. The home page of the website of each party shall visibly display the required link or a single link to another page that contains the required link.

1.5.   OTHER SOURCES OF REVENUE.

DISTRIBUTOR represents and warrants to GUPTA that DISTRIBUTOR does not expect more than forty percent (40%) of DISTRIBUTOR's future gross sales to derive from the resale of GUPTA Products and Services.

1.6.   RELATIONSHIP OF DISTRIBUTOR TO GUPTA.

DISTRIBUTOR is an independent contractor with respect to GUPTA. DISTRIBUTOR is not a joint venture, agent, employer, or employee of GUPTA. All obligations associated with DISTRIBUTOR's business are the sole responsibility of DISTRIBUTOR. DISTRIBUTOR shall have no authority to act for or bind GUPTA in any manner not specified in this Agreement.

                         2. OBLIGATIONS OF DISTRIBUTOR

2.1    QUOTAS; MINIMUM REVENUE COMMITMENTS.

During each calendar year of this Agreement, DISTRIBUTOR shall, through the activities of its VARs, achieve each of the applicable Minimum Revenue Commitments specified in Exhibit A. If at any time during the term of this Agreement, any Minimum Revenue Commitment specified in Exhibit A is not achieved or agreed upon, GUPTA may take such action as may be permitted under this Agreement including, but not limited to, Termination as provided in Section 14.

DISTRIBUTOR____                                                        GUPTA____

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2.2    END-USER AGREEMENTS.

DISTRIBUTOR shall and shall require that each VAR shall, ship each Product with the accompanying click-wrap or shrink-wrap license agreement ("End-User Agreement") intact. DISTRIBUTOR may not and shall require that VAR shall not modify the terms of the End-User Agreements without GUPTA's prior written consent and shall consult with GUPTA at any time DISTRIBUTOR or its VARs believes that changes to the End-User Agreements may be required to conform to local law or custom. DISTRIBUTOR shall require that End Users agree in writing to be bound by the terms of the End User Agreement prior to shipping Products to End Users in those countries where click-wrap or shrink-wrap license agreements are either not enforceable or customary. GUPTA may change the End-User Agreements at any time.

2.3    DUPLICATION.

DISTRIBUTOR may not and shall require that VARs shall not reproduce the Products or GLS releases in any form. DISTRIBUTOR shall, at its expense, deliver to VARs for the re-distribution to End Users only those copies of the Products and GLS releases that DISTRIBUTOR receives from GUPTA pursuant to the terms of this Agreement.

2.4    USE OF MARKS.

DISTRIBUTOR shall not and shall require that its VARs shall not use (i) the name "GUPTA", "Platinum", or anything deceptively similar thereto, or (ii) the name of any of GUPTA's licensors or anything deceptively similar thereto, as one of its business or corporate names; provided, however, that DISTRIBUTOR may represent itself as "An authorized distributor of GUPTA." Notwithstanding the foregoing, DISTRIBUTOR may, with GUPTA's prior review and approval and in a manner consistent with GUPTA policy in effect from time to time, use the trademarks, trade names and logos that GUPTA uses for the Products in connection with DISTRIBUTOR's activities hereunder. DISTRIBUTOR shall not affix any trademark, trade name or logo belonging or licensed to GUPTA to any non-GUPTA product.

                          3. APPOINTMENT OF RESELLERS

3.1    APPROVAL OF GUPTA.

Prior to DISTRIBUTOR appointing a reseller as a VAR pursuant to this Agreement, DISTRIBUTOR shall secure the approval of GUPTA of such party as a VAR. Such approval shall be subject to such criteria as GUPTA, in its sole and absolute discretion, may determine.

3.2    VAR AGREEMENT.

Prior to selling any Products or Services to End Users, VAR shall enter into such written agreement with DISTRIBUTOR as GUPTA may approve, which agreement shall (i) be subordinate to this Agreement, (ii) contain terms and conditions that are consistent with the terms of this Agreement, and (iii) notify the VAR that GUPTA is a third party beneficiary of such VAR Agreement to the extent that it relates to the GUPTA Products and Services, and VAR's activities related thereto. GUPTA may, at its discretion, require that it be a party to any agreement between VAR and DISTRIBUTOR.

3.3    TERMINATION OF VARS.

GUPTA may terminate, or may require that DISTRIBUTOR terminate, any VAR (including DISTRIBUTOR in its capacity as VAR) under the same terms and conditions as GUPTA has in its agreements with other resellers.

                            4. OBLIGATIONS OF GUPTA

4.1    DEMONSTRATOR/EVALUATION PRODUCTS.

During the term of this Agreement, GUPTA shall provide DISTRIBUTOR with at least one copy for each VAR of such demonstration or evaluation versions of GUPTA Products as GUPTA may release from time to time. GUPTA will not charge any additional amounts for such copies. Except as provided in Section 4.2, DISTRIBUTOR's license to use such copies shall be nonexclusive, nonassignable, nonsublicensable, and limited to the term of DISTRIBUTOR's appointment. DISTRIBUTOR's license to use demonstration or evaluation versions shall be further limited by any terms and conditions included with the copy of the software, all of which are incorporated by reference into this Agreement.

4.2    RIGHT TO DISTRIBUTE EVALUATION COPIES.

GUPTA hereby grants DISTRIBUTOR a non-exclusive, non-transferable, royalty-free, right and license to sublicense, and distribute to VARs the object code versions only of those GUPTA Products that GUPTA may designate as evaluation versions from time to time (the "Evaluation Software") for the purpose of permitting VARs to provide such Evaluation Software to End Users or potential End Users. The license granted by this Section 4.2 shall terminate upon the expiration or termination of the term of DISTRIBUTOR's appointment.

                     5. PROGRAM MAINTENANCE, UPGRADES, AND
                        TECHNICAL SUPPORT WITH RESPECT TO
                                    PRODUCTS

5.1    DEFINITIONS.

For purposes of this Section 5, the terms below shall have the meanings given to them in this Section 5:

SERVICES:

"Gupta License Services" ("GLS") means GUPTA's program to furnish commercially available new major releases, minor releases, maintenance releases, updates, upgrades, and bug fixes of the Products to End Users.

TECHNICAL SUPPORT:

"First Line Support" means (a) receiving and acknowledging problems from End Users, (b) checking lists of known problems and workarounds, and (c) if the reported problem is known, giving the published answer to the End User and helping the End User implement the solution.

"Second Line Support" means (a) isolating, identifying, and reproducing an unknown problem reported by an End User, (b) researching a workaround and/or solution to the problem, (c) working with GUPTA to help develop a workaround and/or fix, and (d) dialing into an End User system to implement a complex workaround or to apply a patch.

5.2    DISTRIBUTOR'S TECHNICAL SUPPORT OBLIGATION.

For the term of this Agreement, DISTRIBUTOR shall require that its VARs take responsibility for providing First Line Support for the Products to End Users, and

DISTRIBUTOR____                                                        GUPTA____

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DISTRIBUTOR shall provide Second Line Support for the Products to its VARs.
GUPTA has no obligation to accept support requests directly from DISTRIBUTOR's VAR or its End Users.

5.3    GUPTA'S TECHNICAL SUPPORT OBLIGATION.

For the term of this Agreement, GUPTA shall use all commercially reasonable efforts to respond to and fix problems in the Products that a DISTRIBUTOR VAR is unable to resolve as reported by DISTRIBUTOR in accordance with Exhibit C. GUPTA may discontinue support of any version of the Products at any time after 12 months after GUPTA has released a new version of the Product. The DISTRIBUTOR shall and shall require that its VARs shall use all commercially reasonable efforts to provide to GUPTA information necessary (including, where appropriate, reproducible test cases and other diagnostic information) to diagnose and repair such problems as the DISTRIBUTOR may report to GUPTA. GUPTA shall make such repair at GUPTA's option either by (a) modifying the Product or (b) providing an updated commercial version of the Product.

5.4    DISTRIBUTION OF GLS.

For the term of this Agreement, DISTRIBUTOR may authorize its VARs to sell GLS to End Users. GUPTA shall provide VARs for the benefit of End Users with all product updates and new versions that GUPTA makes generally available, provided such VARs furnish GUPTA with a signed purchase order for GLS that identifies the End User and number of licenses required for each such End User. In no event shall product updates and new versions be distributed for any purpose other than to replace an existing End User license under GLS.

                                  6. PAYMENTS

6.1.   REGISTRATION OF OPPORTUNITIES

To be eligible to purchase Products and Services for a discount under this Agreement with respect to any particular transaction, DISTRIBUTOR or any of DISTRIBUTOR's VARs, as the case may be, must provide to GUPTA a valid purchase order before the sale using a purchase order form that GUPTA will provide to DISTRIBUTOR. DISTRIBUTOR must fill out the form completely. GUPTA may update the form from time to time.

6.2.   PROCEDURE; ACCRUALS.

GUPTA shall establish reasonable procedures for processing orders for and delivering Products and Services. DISTRIBUTOR or any of DISTRIBUTOR's VARs, as the case may be, shall comply with these procedures as they are in effect from time to time. GUPTA's right to be paid for Products and Services shall accrue on the invoiced date of shipment or where the DISTRIBUTOR otherwise takes delivery of the Products.

6.3.   CREDIT RISK.

DISTRIBUTOR bears all credit risk with respect to all sales of Products and Services by DISTRIBUTOR or VAR. Failure of the VAR or End-User to pay DISTRIBUTOR for Products or Services does not relieve DISTRIBUTOR of DISTRIBUTOR'S obligation to pay GUPTA for such Products and Services.

6.4.   DISCOUNTS.

GUPTA shall resell Products and Services to DISTRIBUTOR at a discount from GUPTA's published list prices as the same are revised from time to time. The discount from list price will be in the amount specified on Exhibit A.

6.5.   MONTHLY REPORTS.

Within fifteen (15) days after the end of each calendar month, DISTRIBUTOR shall deliver a report to GUPTA showing (i) all purchase orders received during the calendar month by all VARs engaged by DISTRIBUTOR, (ii) the names of the End Users, (iii) the total amount of fees owed to GUPTA with respect to each purchase order, and (iv) the amount remaining due. The report shall be accompanied with a purchase order from DISTRIBUTOR for the Products, GLS, and Services that were purchased by DISTRIBUTOR VARs. In addition, within fifteen
(15) days of the end of each calendar quarter, DISTRIBUTOR shall submit to GUPTA the Quarterly License Report for SQLBase TE Encryption Product Export Compliance (attached hereto as Exhibit B). GUPTA may change the report content and requirements at its sole discretion.

6.6.   PAYMENT.

            6.6.1. BY DISTRIBUTOR.

GUPTA shall invoice DISTRIBUTOR for all Products, GLS, and Services sold to DISTRIBUTOR, DISTRIBUTOR VARs, or End Users. DISTRIBUTOR shall pay all invoices by the end of the following month of receipt of invoice. Payment shall be by wire transfer in U.S. Dollars, with the sender responsible for any fees charged by the sending bank and the recipient responsible for any fees charged by the receiving bank. DISTRIBUTOR shall make all such payments without offset.

                         7. PRODUCTS AND TERMS OF SALE

7.1    RIGHT TO DISCONTINUE PRODUCTS AND SERVICES.

GUPTA may discontinue the sale of any of the Products and Services from time to time on thirty (30) days prior written notice to DISTRIBUTOR. GUPTA is not obligated to offer, or to continue to offer, any Product or Services. GUPTA may discontinue offering GLS with respect to any Product upon termination of the initial term of the service agreement with respect to the Product.

7.2    TERMS AND CONDITIONS.

DISTRIBUTOR shall purchase all Products and Services from GUPTA in accordance with the terms of this Agreement. Any licenses for Products shall be in accordance with this Agreement and the form of license included with the Product documentation. To permit DISTRIBUTOR to continue to use DISTRIBUTOR's standard form of purchase order, the parties agree that terms or conditions contained in any purchase order submitted by DISTRIBUTOR shall be of no force or effect unless accepted in writing and signed by an authorized officer of GUPTA. GUPTA may require DISTRIBUTOR to submit orders through GUPTA's website using a form specified by GUPTA. DISTRIBUTOR expressly waives any requirement that GUPTA notify DISTRIBUTOR that GUPTA does not accept any terms of DISTRIBUTOR's purchase order that are in addition to, or inconsistent with, this Agreement.

7.3    TAXES.

Distributor shall be solely responsible for the collection and payment of all value-added, sales, use, property, withholding, and other taxes, duties, and assessments ("Taxes") which may be imposed upon or arise in connection with this Agreement, excluding, however, any taxes based upon GUPTA's net income. When GUPTA has a legal obligation to collect such

DISTRIBUTOR____                                                        GUPTA____

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taxes or duties, GUPTA will add the applicable amount to the monthly statement.
DISTRIBUTOR shall pay this amount unless DISTRIBUTOR provides GUPTA with a valid exemption certificate authorized by the applicable taxation authority. If Distributor is required by law to deduct or withhold any Taxes from any sum payable hereunder, then the sum payable by DISTRIBUTOR upon which the deduction or withholding is based shall be increased to the extent necessary to ensure that, after deduction of all Taxes, GUPTA receives a net amount equal to the amount GUPTA would have received in the absence of such Taxes.

7.4    PRICE INCREASES.

GUPTA may increase the list price of any Product or Services or GLS by giving at least thirty (30) days prior notice to DISTRIBUTOR. Increases shall apply to all orders received after the effective date of the increase.

7.5    PAYMENT.

Product and Service prices do not include any taxes, fees, duties, transportation costs, returnable containers, cartage, or storage unless otherwise stated. Payments to GUPTA are due at 975 Island Drive, Redwood Shores, California, 94065, USA, in United States dollars free of collection or exchange charges. Late payments are subject to a late fee of 5% of the amount owed plus interest at a rate of 1.5% per month, compounded, from the date past due.

7.6    SHIPPING EXPENSES.

All prices for Product and GLS placed with GUPTA are FOB GUPTA's point of origin, and DISTRIBUTOR shall: (i) reimburse GUPTA for any shipping expenses incurred by GUPTA, and (ii) bear the risk of loss damage or theft upon shipment by GUPTA to DISTRIBUTOR.

7.7    LOCAL CURRENCY PRICING

The Local Currency Price for Products and GLS is set at DISTRIBUTOR's discretion. Local Currency Pricing will not be more or less than GUPTA's list prices (as converted from dollars to Local Currency) without the prior approval of GUPTA. DISTRIBUTOR will notify GUPTA thirty (30) days prior to any changes in their Local Currency Price.

                          8. ADDITIONAL OBLIGATIONS OF
                                   DISTRIBUTOR

8.1.   APPOINTMENT CONDITIONED ON SATISFACTORY PERFORMANCE.

As a material condition to the obligations of GUPTA under this Agreement and to the continued effectiveness of DISTRIBUTOR's appointment, DISTRIBUTOR shall at all times meet the performance standards set forth in this Agreement.

8.2.   KNOWLEDGE OF GUPTA PRODUCTS AND SERVICES.

DISTRIBUTOR's personnel shall be sufficiently knowledgeable of the Products and Services to be able to configure and install the hardware, software, and connections for the Products. In addition, DISTRIBUTOR's personnel shall be sufficiently knowledgeable of the Products and Services to be able to demonstrate to VARs and End Users (a) all of the commonly used features of the Products and Services without resort to Product and Services documentation and
(b) all of the advanced features of the Products discussed in the Product documentation after reference to such documentation.

8.3.   PRODUCT AND SERVICE PROMOTION.

DISTRIBUTOR shall enthusiastically promote the goodwill, name, and reputation of GUPTA, the Products, and the Services, in connection with all of DISTRIBUTOR's activities under this Agreement. DISTRIBUTOR shall consistently recommend GUPTA Products over competing products. DISTRIBUTOR shall stay in contact with existing and potential customers on a regular basis, consistent with good business practice. DISTRIBUTOR shall solicit customer feedback on the Products and Services, including desired new products and ways to make the Products and Services more valuable to customers, and regularly convey such information to GUPTA .

8.4.   DEMONSTRATION CAPABILITY.

DISTRIBUTOR shall maintain the capability to demonstrate the Products to potential VARs and End Users.

8.5.   ETHICAL BUSINESS PRACTICES.

DISTRIBUTOR shall adhere to high standards of honesty, integrity, fair dealings, and ethical conduct in all of its dealings with customers, potential customers, and the general public, and shall refrain from any business or advertising practice, which may be injurious to the business or reputation of GUPTA. DISTRIBUTOR shall not make any false or misleading representations to customers or others regarding GUPTA or the Products and Services. DISTRIBUTOR shall not make any representations, warranties, or guarantees concerning the Products and Services that are inconsistent with the documentation accompanying the Products or GUPTA's literature describing the Products and Services.

8.6.   INDEMNIFICATION.

DISTRIBUTOR shall defend, indemnify, and hold harmless GUPTA from any activities of DISTRIBUTOR that (a) relate to the discretion DISTRIBUTOR exercises in performing DISTRIBUTOR's obligations under this Agreement, (b) DISTRIBUTOR performs in a negligent manner, or (c) constitute a breach of this Agreement. DISTRIBUTOR shall ensure that each agreement it signs with a VAR contain a comparable indemnification for the benefit of GUPTA as the one set forth in this
Section 8.6.

8.7    AUDIT RIGHTS.

DISTRIBUTOR shall and shall require that its VARs shall keep full, accurate and complete books of account and all other related records of all matters relating to this Agreement for a period of three (3) years from the end of each calendar year. GUPTA, its licensors, or their respective authorized representatives shall have the right to examine and copy such books of account and other related records at all reasonable times during such period, to verify the correctness of amounts paid to GUPTA, DISTRIBUTOR's and each VAR's compliance with, and for any other matters arising out of, this Agreement. If any such examination discloses a deficiency in any payments made by DISTRIBUTOR to GUPTA of more than three percent (3%) of such payment, DISTRIBUTOR shall reimburse GUPTA for all of the expenses connected with such examination and the next subsequent examination, in addition to the payment of the amount of any such deficiency.

DISTRIBUTOR____                                                        GUPTA____

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9.     DISCLAIMER OF WARRANTY AND LIMITATION OF LIABILITY

9.1    LIMITED SERVICE WARRANTY; NO THIRD PARTY WARRANTIES.

GUPTA does not warrant that the operation of the Products will be uninterrupted or error free, and otherwise licenses the Products "AS IS." ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARE DISCLAIMED. As between DISTRIBUTOR and GUPTA, DISTRIBUTOR ASSUMES AND SHALL ENSURE THAT VAR ASSUMES, FULL RESPONSIBILITY for selecting Products and for ensuring that the Products selected are compatible and appropriate for use with the computers and other software with which they will be used.

9.2    NO WARRANTY FOR INTERACTION WITH USER COMPUTER.

GUPTA DOES NOT WARRANT that any Product or GLS release is FREE FROM ERROR or that it will INTERFACE WITHOUT ANY PROBLEMS with the other components of an End-User's computer system. DISTRIBUTOR or applicable VAR shall advise each End-User that it is the responsibility of the End-User to BACK UP its computer or otherwise SAVE important data BEFORE INSTALLING any Product and to continue to back-up its important data regularly.

9.3    LIMITATION ON DAMAGES.

GUPTA SHALL NOT BE LIABLE TO DISTRIBUTOR, ANY VAR, OR ANY END-USER, OR ANY THIRD PARTY FOR THE COSTS OF PROCURING SUBSTITUTE GOODS OR SERVICES, OR FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL, OR PUNITIVE DAMAGES, OR OTHERWISE, NOTWITHSTANDING THE FAILURE OF ANY PRODUCT OR SERVICE. GUPTA is not an insurer. The purchase price of the Products do not include any undertaking by GUPTA to deliver a Product or provide a service at any particular time, even if GUPTA is aware of the consequences of late delivery or unavailability. DISTRIBUTOR shall ensure that each agreement it signs with a VAR contain a comparable limitation on GUPTA's damages as the one set forth in this Section 9.3.

                           10. INTELLECTUAL PROPERTY

10.1   OWNERSHIP OF INTELLECTUAL PROPERTY.

DISTRIBUTOR acknowledges that, as between GUPTA and DISTRIBUTOR, GUPTA owns or has the exclusive right to use any patents, trademarks, copyrights, trade secrets, and other intellectual property rights ("Intellectual Property") associated with the Products and Services. DISTRIBUTOR shall do nothing inconsistent with GUPTA's ownership of such Intellectual Property. All use of GUPTA's Intellectual Property by DISTRIBUTOR shall inure solely to the benefit of and shall be on solely behalf of GUPTA. DISTRIBUTOR shall not challenge GUPTA's ownership of GUPTA's trademarks, service marks, and trade names (the "Marks") or the validity of the terms of DISTRIBUTOR's use of the Marks.

10.2   NO IMPLIED RIGHTS.

Sale of the Products to DISTRIBUTOR does not convey any license, expressly or by implication, to manufacture, duplicate, or otherwise copy or reproduce any of the Products.

10.3   NO REVERSE ENGINEERING.

DISTRIBUTOR shall not, and shall not help others, reverse engineer any Product or any portion of any Product. DISTRIBUTOR shall promptly notify GUPTA if DISTRIBUTOR becomes aware of any attempt to reverse engineer any Product or any portion of any Product.

10.4   QUALITY STANDARDS.

The nature and quality of all services rendered by DISTRIBUTOR in connection with the Marks, all goods sold by DISTRIBUTOR under the Marks, and all related advertising, promotional, and other related uses of the Marks by DISTRIBUTOR shall conform to the standards set by GUPTA. GUPTA shall have the sole discretion to change such standards. DISTRIBUTOR shall not use any trademark or service mark in combination with any of the Marks without prior written approval of GUPTA.

10.5   INFRINGEMENT PROCEEDINGS.

DISTRIBUTOR shall notify GUPTA of any unauthorized use of the Intellectual Property by others promptly as it comes to DISTRIBUTOR's attention. GUPTA shall have the sole right and discretion to bring infringement or unfair competition proceedings involving the Intellectual Property.

                           11. INFRINGEMENT INDEMNITY

11.1.  INDEMNIFICATION.

GUPTA shall have the right to defend or settle, and shall defend or settle, any claim, proceeding, or suit ("Claim") against DISTRIBUTOR or any VAR for infringement of any United States patent, copyright, trademark, mask work, trade secret, or other intellectual property right arising from the sale or use of any Product, subject to the limitations set forth below. GUPTA shall have sole control of any action or settlement and shall pay any final judgment entered against DISTRIBUTOR on such issue in any Claim that GUPTA defends.

11.2.  NOTICE AND COOPERATION.

DISTRIBUTOR shall (a) notify GUPTA promptly in writing of any Claim, (b) give GUPTA all information in DISTRIBUTOR's actual knowledge with respect to the Claim, (c) cooperate with GUPTA in all reasonable respects at DISTRIBUTOR's expense, and (d) at GUPTA's request give GUPTA any additional authority GUPTA needs to defend or settle such Claim. GUPTA shall be relieved of its obligations under this Section 11 to the extent GUPTA is prejudiced by any failure of DISTRIBUTOR to give timely notice or cooperate.

11.3.  RIGHT TO SUSPEND SALES.

If GUPTA determines that DISTRIBUTOR or VAR cannot sell a Product without a material risk of incurring a Claim that would give rise to a right of indemnification under this Agreement, GUPTA may at GUPTA's sole option suspend any further sales of Products pursuant to this Agreement.

11.4.  REMEDIES WITH RESPECT TO SERVICES.

If GUPTA determines that GUPTA cannot offer a Service without a material risk of incurring a Claim that would give rise to a right of indemnification under this Agreement, GUPTA may at GUPTA's sole option and expense (a) procure for End Users the right under such patent, copyright, trademark, mask work, trade secret, or other intellectual property to use the Service; or (b) terminate the Service without further liability. GUPTA shall not be liable for any cost or expense incurred without GUPTA's prior written authorization.

DISTRIBUTOR____                                                        GUPTA____

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11.5.  EXCLUSIONS.

Notwithstanding anything to the contrary in this Agreement, GUPTA shall have no liability for (a) infringement caused by use of the Products, or any portion of a Product, in combination with any other good, method, or process if the infringement is caused by the combination; (b) any claim for infringement with respect to the sale by DISTRIBUTOR or VAR of a Product after DISTRIBUTOR or VAR has notice that the Product is alleged to so infringe; (c) infringement involving any mark not applied to a Product by GUPTA; or (d) infringement resulting from modification or servicing of a Product by a person whom GUPTA has not authorized to service Products.

11.6.  NO OTHER LIABILITIES OR REMEDIES.

This Section 11 states the entire liability of GUPTA and the exclusive remedy of DISTRIBUTOR for any claim that a Product infringes any Intellectual Property right or otherwise. GUPTA is not obligated to indemnify DISTRIBUTOR for any claim that a Product infringes any Intellectual Property right outside of the Territory.

                                   12. EXPORT

DISTRIBUTOR hereby acknowledges that the Products, in particular without limitation the encryption technology contained in certain Products, and all technical data pertaining to those Products, are subject to export controls under the laws and regulations of the United States, including the Export Administration Regulations, 15 C.F.R. Parts 730-774. In the distribution of all Products, DISTRIBUTOR shall comply and shall ensure that VAR complies strictly with all such United States export controls, and, without limiting the generality of this Section 12, DISTRIBUTOR shall not and shall ensure that VAR not export, reexport, transfer or divert any of the Products, and technical data pertaining to such Products, or any direct product thereof to any destination, end-use or End User that is prohibited or restricted under such United States export control laws and regulations, except as specifically authorized by the United States Department of Commerce. DISTRIBUTOR's obligations under this
Section 12 shall survive the expiration or termination of this Agreement, and DISTRIBUTOR's licenses for the Products. The U.S. Export Administration Regulations, and answers to questions about them, can be found online at http://www.bis.doc.gov. In addition, before DISTRIBUTOR or any VAR uses or sells any Product outside the United States or the Territory, DISTRIBUTOR shall (a) fully comply with all then current and applicable regulations of any government in whose country any of the Products or Services are used or distributed pursuant to this Agreement; and (b) confirm with GUPTA that DISTRIBUTOR and VAR has taken such steps as GUPTA deems appropriate to protect the proprietary rights of GUPTA in each foreign country in which any Products or Services are to be used or distributed.

                              13. CONFIDENTIALITY

Each party shall take all steps which are reasonable to safeguard the confidentiality of, and proprietary rights to, the confidential information ("Confidential Information") of the other party which may be disclosed hereunder (including, but not limited to, product plans, designs, business plans, technical specifications, research, customer or financial data) (but excluding aggregated data) and shall not, without the prior written consent of the other party, (a) use such Confidential Information for its own benefit or the benefit of any third party except for purposes expressly provided for in this Agreement, or (b) disclose such Confidential Information to any third party; provided, however, that this Section 13 shall not be construed to restrict the disclosure of information which (i) is publicly known in its complied form at the time of its disclosure to a party, (b) is lawfully received by a party from a third party not bound in a confidential relationship to GUPTA or DISTRIBUTOR, (c) was already known by GUPTA or DISTRIBUTOR in its complied form before entering into this Agreement, or (d) after notice and an opportunity to object, is required by law to be disclosed. This provision shall survive termination of this Agreement for a period of three years.

                            14. TERM AND TERMINATION

14.1.  TERM OF APPOINTMENT.

14.1.1. INITIAL TERM.

The initial term of DISTRIBUTOR's appointment shall end twenty-four (24) months from the Effective Date of this Agreement unless terminated earlier under the provisions of this Agreement.

14.2.  TERMINATION FOR CAUSE BY EITHER PARTY.

Either party may terminate DISTRIBUTOR's appointment upon a material default that has not been cured within thirty (30) days after delivery of written notice describing the facts constituting the default. In addition, any party may terminate DISTRIBUTOR's appointment by giving written notice to the other if (a) the other party files a voluntary petition commencing bankruptcy or other proceedings for the general settlement of its debts which is not dismissed within sixty (60) days; (b) an involuntary bankruptcy proceeding is commenced against the other party and is not dismissed within sixty (60) days; (c) a receiver has been appointed over the whole or any substantial part of the assets of the other party; (d) the other party makes a general assignment for the benefit of creditors; or (e) the other party voluntarily or involuntarily takes any action to dissolve, liquidate, or cease to conduct business in the normal course.

14.3.  TERMINATION LIABILITY.

Termination of DISTRIBUTOR's appointment shall not give rise to any right to compensation, reimbursement, or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, inventory, investments, leases, or commitments in connection with the business or goodwill of GUPTA or DISTRIBUTOR. Each party acknowledges that it has been advised to determine the extent to which it might be entitled to rights or protections provided by statute or otherwise in connection with the termination of DISTRIBUTOR's appointment; that it has made such determination or freely chosen not to do so; and that it waives all such rights and protections to the fullest extent possible. Termination of DISTRIBUTOR's appointment shall not relieve any party of obligations under this Agreement incurred before termination.

14.4.  SURVIVAL OF CERTAIN TERMS.

Termination of DISTRIBUTOR's appointment terminates (i) DISTRIBUTOR's right to purchase and resell Products and Services; (ii) GUPTA's obligation to sell Products and Services to DISTRIBUTOR; and (iii) DISTRIBUTOR's authorization to operate an ATC or ASC pursuant to Exhibits C and/or D. Termination of DISTRIBUTOR's appointment

DISTRIBUTOR____                                                        GUPTA____

               GUPTA PREMIUM International Distribution Agreement

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does not terminate rights and obligations of the parties under this Agreement that have already accrued or by their nature, are intended to survive termination of this Agreement, such as, but not limited to, Sections 9, 10, 11 (for Products, GLS, and Services sold prior to termination of the appointment), and 13.

14.5   CEASE USE.

Upon termination of this Agreement, DISTRIBUTOR will immediately and will require that its VARs immediately, cease all use of the Products, cease all display, advertising and use of all trademarks, trade names and logos belonging or licensed to GUPTA and will not thereafter use, advertise or display any name, mark or logo which is similar to any such trademark, trade name or logo. Upon such termination, DISTRIBUTOR shall and shall require that its VARs shall immediately: (i) cease to use any marketing or other materials which identify it as a representative of GUPTA or of the Products and Services, and (ii) remove all signs, cancel all business listings, and take such other reasonable action as may be necessary to remove its identification as such an agent or representative. DISTRIBUTOR shall promptly disclose to GUPTA the identity of, and the current state of negotiations with, all potential VARs and End Users together with copies of all correspondence with such potential VARs and End Users. DISTRIBUTOR also shall cooperate with GUPTA in effecting an orderly transition of DISTRIBUTOR's activities hereunder from DISTRIBUTOR to GUPTA or to any successor of DISTRIBUTOR designated by GUPTA, as the case may be. GUPTA shall reimburse DISTRIBUTOR for the reasonable costs incurred by it in effecting such transfer.

14.6   RETURN MATERIALS.

Upon termination of this Agreement, DISTRIBUTOR shall, and shall require that its VARs shall, at its expense, promptly return to GUPTA all copies of the Products, Evaluation and Demonstration Products, Confidential Information, and any marketing or other materials relating to the Products and Services, whether in original or altered form or copied in whole or in part and shall deliver to GUPTA within ten (10) days following the termination of this Agreement a certificate signed by an officer of DISTRIBUTOR certifying the return of all such materials.

14.7   NOTIFICATION.

DISTRIBUTOR shall immediately advise its VARs and each shall advise all of its respective employees, agents, and consultants (collectively, "Persons") of the termination of this Agreement and the termination of its rights to market and distribute the Products, and provide Services. In addition, DISTRIBUTOR shall:
(i) obtain the return from each such Person of all copies of all materials described in Section 14.6 hereof, (ii) cease all training of such Persons in the use and features of the Product, and (iii) advise such Persons in writing of their continued duty to hold in confidence and not to use, reproduce, disclose, transfer or transmit, in whole or in part, in any manner, any Product, or any information which would permit the duplication, recreation or other utilization of any Confidential Information.

                               15. MISCELLANEOUS

15.1.  SUCCESSORS AND ASSIGNS.

This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. Notwithstanding the foregoing, DISTRIBUTOR shall not assign any of DISTRIBUTOR's rights nor delegate any of DISTRIBUTOR's obligations under this Agreement without the prior written consent of GUPTA, which GUPTA shall not withhold unreasonably.

15.2.  AMENDMENTS, WAIVERS, AND CONSENTS.

This Agreement shall not be amended except in a writing signed by the parties. No waiver or consent shall be binding except in a writing signed by the party making the waiver or giving the consent. No waiver of any provision or consent to any action shall constitute a waiver of any other provision or consent to any other action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent except to the extent specifically set forth in writing. The agreement or consent of GUPTA may only be manifested by the signature of the president or a vice president of GUPTA.

15.3.  SPECIFIC PERFORMANCE.

The parties acknowledge that it will be extremely difficult to measure in money the damage to the parties of any failure to comply with any of the restrictions or obligations imposed by this Agreement, that every such restriction and obligation is material, and that in the event of any such failure, the parties will not have an adequate remedy at law or in damages. Therefore, each party consents to the issuance of an injunction or the enforcement of other equitable remedies against it at the suit of an aggrieved party, without bond or other security, to compel performance of all of the terms of this Agreement, and waives any defenses to an equitable remedy, including without limitation the defenses of failure of consideration, breach of any other provision of this Agreement, and availability of relief in damages. To the extent that a party is the subject of an injunction which is unenforceable in the Territory, the parties contractually agree that violation of such injunction outside of the jurisdiction of the issuing court in a jurisdiction that does not allow for reciprocal enforcement of equitable injunctions shall be a breach of this Agreement and shall be subject to an action for treble damages.

15.4.  DISPUTE RESOLUTION.

The parties shall submit any dispute concerning this Agreement to final and binding arbitration. Arbitration shall take place in Santa Clara County, California. Arbitration shall be conducted on a private, confidential basis by a single, neutral arbitrator agreed by the parties or, absent such agreement, appointed by the Presiding Civil Judge of the Santa Clara County Superior Court upon the request of either party. The award of the arbitrator shall be enforceable according to the applicable provisions of the California Code of Civil Procedure, sections 1280 et seq. There shall be no arbitration of any claim that would otherwise be barred by a statute of limitations if the claim were to be brought in a court of law. The arbitrator shall not have the power to award punitive, consequential, indirect, or special damages or to make any decision affecting GUPTA's rights in its Intellectual Property.

15.5.  GOVERNING LAW.

The rights and obligations of the parties shall be governed by, and this Agreement shall be construed and enforced in accordance with, the laws of the State of California, excluding its conflict of laws rules to the extent such rules would apply the law of another jurisdiction.

15.6.  JURISDICTION AND VENUE.

The parties consent to the jurisdiction of all federal and state courts in California, and agree that venue for any litigation or dispute resolution proceeding shall lie exclusively in Santa Clara County, California.

DISTRIBUTOR____                                                        GUPTA____

               GUPTA PREMIUM International Distribution Agreement

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15.7.  ATTORNEY'S FEES.

In any suit, action, counterclaim, or arbitration to enforce the provisions of this Agreement (including without limitation enforcement of any award or judgment obtained with respect to this Agreement), the prevailing party shall be entitled to recover a reasonable allowance for attorney's fees, litigation expenses, and the cost of mediation and arbitration in addition to court costs.

15.8   GOVERNMENTAL APPROVALS.

DISTRIBUTOR shall, and shall require that its VARs shall, at its expense obtain any and all government approvals when and as such approvals may be required by the laws or regulations of any government in the Territory in connection with this Agreement, with the Products and Services, or with any of DISTRIBUTOR's or VARs' activities hereunder.

15.9   COMPLIANCE WITH LAW.

DISTRIBUTOR shall, and shall require that its VARs shall, comply with all laws, rules, regulations, orders, decrees, judgments and other governmental acts or other restrictions which may be imposed from time to time ("Laws") of the United States of America, each government within the Territory, and any other government that may have jurisdiction over DISTRIBUTOR, VARs, and their respective activities hereunder, or over the Products or Services.

15.10  FOREIGN CORRUPT PRACTICES ACT COMPLIANCE.

DISTRIBUTOR represents that neither it, its VARs nor any of their respective directors, officers, shareholders, partners, employees, agents or persons having primary or supervisory responsibilities within DISTRIBUTOR's or VARs' business has ever been convicted of or had a civil judgment rendered against them for commission of fraud or a criminal offense in connection with obtaining or attempting to obtain, or performing a public (Federal, state or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; commission of embezzlement, theft, forgery, bribery, falsification or destruction of records; making false statements or receiving stolen property. DISTRIBUTOR shall promptly notify GUPTA LEGAL Department in the event DISTRIBUTOR learns of any such conviction or judgment or potential conviction or judgment. Upon GUPTA's request from time to time, DISTRIBUTOR shall certify to the continuing accuracy of the foregoing representations.

15.11 Neither DISTRIBUTOR, its VARs, nor any of their respective employees or agents shall, directly or indirectly, pay, offer to pay or authorize the payment of anything of value to any government official, government employee, political party or political candidate in the Territory to obtain or retain business in connection with this Agreement or otherwise to influence such an individual in his or her official capacity. DISTRIBUTOR shall promptly notify GUPTA's General Counsel if it learns that any such payment, offer, promise, or authorization has been made. Upon GUPTA's request from time to time, DISTRIBUTOR shall certify compliance with the foregoing.

15.12  ENTIRE AGREEMENT.

This Agreement and the documents, agreements, and exhibits contemplated in this Agreement constitute the entire agreement between the parties with regard to the subject matter hereof and thereof. This Agreement supersedes all previous agreements between or among the parties. There are now no agreements, representations, or warranties between the parties other than those set forth in this Agreement or the documents, agreements, and exhibits contemplated in this Agreement. In the event of any inconsistency between custom and practice in any trade or industry and this Agreement, this Agreement is intended to modify trade custom and shall control. Neither custom and practice in any trade or industry, nor any course of dealing between the parties, shall be deemed to supplement this Agreement where this Agreement is silent.

IN WITNESS WHEREOF, the parties have executed this Premium International Distribution Agreement as of the date first set forth above.

            "DISTRIBUTOR"                             "GUPTA"

By:_______________________________        By: ______________________________
           (sign name)                                 (sign name)

Name: ____________________________        Name: ____________________________

Title: ___________________________        Title: ___________________________

Date: ____________________________        Date: ____________________________


DISTRIBUTOR____                                                        GUPTA____

               GUPTA PREMIUM International Distribution Agreement

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                                    EXHIBIT A

TERRITORY:       Europe

ENROLLMENT FEE:  The enrollment fee is (Euro) 2,015

PUBLISHED PRICE DISCOUNTS AND MINIMUM REVENUE COMMITMENTS:

YEAR 1:

       MINIMUM REVENUE DELIVERED TO GUPTA:          $ 3.300.000, - USD

       ALL PRODUCTS (EXCEPT SQLBASE CUSTOM EDP):    30% if Exhibit C - NOT- attached

                                                    35% if Exhibit C - OR- Exhibit D attached

                                                    40% if Exhibit C - AND- Exhibit D attached

       SQLBASE CUSTOM EDP:                          20%

       GUPTA LICENSE SERVICES, PREMIUM AND          20%
       ENTERPRISE SUPPORT:

YEAR 2:

       MINIMUM REVENUE DELIVERED TO GUPTA:          $ 3.300.000, - USD

       ALL PRODUCTS (EXCEPT SQLBASE CUSTOM EDP):    30% if Exhibit C - NOT- attached

                                                    35% if Exhibit C - OR- Exhibit D attached

                                                    40% if Exhibit C - AND- Exhibit D attached

       SQLBASE CUSTOM EDP:                          20%

       GUPTA LICENSE SERVICES, PREMIUM AND          20%
       ENTERPRISE SUPPORT:

DISCOUNTS FOR VAR AND END USER AGREEMENTS THAT REQUIRE A QUOTED PRICE BEYOND THE
           PUBLISHED GUPTA DISCOUNTS SHALL BE SEPARATELY NEGOTIATED.

DISTRIBUTOR____                                                        GUPTA____

               GUPTA PREMIUM International Distribution Agreement


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                                    EXHIBIT B

               QUARTERLY LICENSE REPORT FOR SQLBASE TE ENCRYPTION
                           PRODUCT EXPORT COMPLIANCE

      QUARTERLY REPORT OF SQLBASE TREASURY EDITION ("SQLBASE TE") LICENSES
                           DISTRIBUTED BY DISTRIBUTOR

DISTRIBUTOR: __________________________     QUARTER: __________________________

                          ADDRESS /
                       CONTACT NAME /
VAR     END-USER           EMAIL            QUANTITY    LICENSE NUMBER(S)     COUNTRY EXPORTED TO
---     --------       --------------       --------    -----------------     -------------------
                                            ________    _________________     ___________________
                                            ________    _________________     ___________________
                                            ________    _________________     ___________________
___     ________       ______________       ________    _________________     ___________________
                                            ________    _________________     ___________________
                                            ________    _________________     ___________________

     DISTRIBUTOR ACKNOWLEDGES THAT SQLBASE TE IS SUBJECT TO THE U.S. EXPORT ADMINISTRATION REGULATIONS (http://www.bis.doc.gov) AND OTHER U.S. LAW, AND MAY NOT BE EXPORTED OR RE-EXPORTED TO CERTAIN COUNTRIES (CURRENTLY CUBA, IRAN, IRAQ, LIBYA, NORTH KOREA, SUDAN AND SYRIA); TO NON-COMMERCIAL GOVERNMENT END-USERS IN COUNTRIES OTHER THAN EU MEMBERS AND AUSTRALIA, CANADA, CZECH REPUBLIC, HUNGARY,
 JAPAN, NEW ZEALAND, NORWAY, POLAND AND SWITZERLAND; OR TO PERSONS OR ENTITIES
        PROHIBITED FROM RECEIVING U.S. EXPORTS (INCLUDING DENIED PARTIES (http://www.bis.doc.gov/DPL/default.shtm), SPECIALLY DESIGNATED NATIONALS
(http://www.ustreas.gov/ofac/t11sdn.pdf), AND ENTITIES ON THE BUREAU OF INDUSTRY
  AND SECURITY ENTITY LIST (http://www.bis.doc.gov/Entities/) OR INVOLVED WITH
        MISSILE TECHNOLOGY OR NUCLEAR, CHEMICAL OR BIOLOGICAL WEAPONS).

DISTRIBUTOR____                                                        GUPTA____

               GUPTA PREMIUM International Distribution Agreement

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                                    EXHIBIT C

                                   ADDENDUM TO
                  PREMIUM INTERNATIONAL DISTRIBUTION AGREEMENT

                   GUPTA AUTHORIZED SUPPORT CENTER PROVISIONS

1. PURPOSE: This Addendum to the Premium International Distribution Agreement dated the 1st of January, 2004 between GUPTA TECHNOLOGIES, LLC, a Delaware limited liability company with offices at 975 Island Drive, Redwood Shores, California, 94065, USA ("GUPTA"), and ADN DISTRIBUTION GMBH, a German entity with offices at Auf der Heide 3, 44803 Bochum, Germany (tel: +49-234-9735-0, fax +49-234-9735-540) ("DISTRIBUTOR") supplements the Agreement to authorize DISTRIBUTOR to use the designation "Gupta Authorized Support Center" and to provide Gupta Authorized Technical Support Services ("TSS") to Resellers and End Users as specified on Attachment A or as may be modified by GUPTA from time-to-time at its sole discretion with respect to the Products only. GUPTA reserves the right to revise or modify the Products or TSS covered by this Addendum upon written notice to DISTRIBUTOR.

DISTRIBUTOR CONTACT NAME (SALES):

         Sascha Lower
         Phone No.: +49-234-9735-120
         Fax No.: +49-234-9735-157
         Email: sascha.loewer@adn.de

DISTRIBUTOR CONTACT NAME (TECHNICAL):

         Jorg Erdmann
         Phone No.: +49-234-9735-120
         Fax No.: +49-234-9735-122
         Email:   joerg.erdmann@adn.de

2. AUTHORIZED SUPPORT CENTER ("ASC") PLAN: In consideration for the rights granted in this Agreement, DISTRIBUTOR will hereby enroll in the ASC plan:

PLAN: DISTRIBUTOR will pay to GUPTA a nonrefundable one-time ASC set-up fee of
(euro) 1,600 (One Thousand Six Hundred European Euros) and, in addition, DISTRIBUTOR will pay to GUPTA 30% (thirty percent) of GUPTA's Territory List Price fee for each TSS Order DISTRIBUTOR sells in the Territory during the term of this Agreement, as stated in the following schedule:

PERCENTAGE* OF TSS ORDER       PERCENTAGE* OF
 FEE TO BE RETAINED BY         TSS ORDER FEE
     DISTRIBUTOR            FEE PAYABLE TO GUPTA
------------------------    --------------------
70% (seventy percent)        30% (thirty percent)

----------------------
*Percentages shall be calculated based on the Support Contract prices specified in GUPTA's Territory Price List.

The (euro) 1,600 set-up fee and all TSS Order percentage payments shall be paid to GUPTA by DISTRIBUTOR net thirty (30) days from GUPTA's invoice date. All contract sales shall be reported monthly, pursuant to the reporting requirements specified below in Section 8(b).

3.     CERTAIN DEFINITIONS:

3.1 "List Price" shall mean GUPTA's suggested list price in the Territory for the applicable TSS or other Product or service as may be specified by GUPTA. GUPTA reserves the right to modify or change the List Price of any or all of the applicable TSS or other Product or services upon thirty (30) days prior written notice to DISTRIBUTOR.

3.2   "TSS Order" shall mean any Technical Support contract sold by DISTRIBUTOR.

3.3 "Product Release(s)" shall mean any modification of the Products which is denoted by GUPTA by changing a number to the right of the second decimal point in then-current version number, e.g., a change from version 3.1.1 to
     3.1.2 or by changing a number to the left of the first decimal point in then-current version number, e.g., a change from version 3.1.2 to 4.0.

4. REPRESENTATIONS BY DISTRIBUTOR: DISTRIBUTOR hereby represents and warrants that DISTRIBUTOR has the necessary technical expertise to effectively deliver such TSS, including, but not limited to, (i) a minimum of one (1) designated support personnel ("Support Engineers") who has been certified by GUPTA within six (6) months of the Effective Date of this Agreement, who are knowledgeable and have at least two (2) years prior experience in the Products, (ii) the appropriate hardware and software for investigation and recreation of potential software problems in the Products, and to develop workarounds (iii) an electronic call-logging system, to ensure that calls are responded to promptly and escalated when deemed necessary by both the Support Engineer and GUPTA, and
(iv) the mechanisms for transmitting to GUPTA the necessary information to recreate identified problems in the Products and other information which may be reasonably required by GUPTA.

5. RIGHTS AND TITLE: GUPTA and/or GUPTA's Licensors shall retain all and sole right, title and interest in and to the Products. Other than for exercising the rights granted in this Agreement, DISTRIBUTOR shall not use, duplicate, sublicense, transfer, or otherwise modify the

DISTRIBUTOR initials:______                                GUPTA initials:______

                   Gupta Authorized Support Center Provisions

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Products or TSS for any other purposes. DISTRIBUTOR agrees not to, or cause a third party to, disassemble or reverse compile, the Products.

6. GRANT OF RIGHTS: GUPTA hereby grants to DISTRIBUTOR the right to provide the TSS via Resellers to End Users of the Products in the Territory only. Such right is subject to GUPTA's approval that the DISTRIBUTOR meets the minimum requirements as specified in Section 4 above, and as may be changed from time-to-time by GUPTA. DISTRIBUTOR shall bear the cost and expenses of its Support Engineer training.

DISTRIBUTOR shall use the GUPTA Products and TSS designed or developed by GUPTA in the course of providing such TSS (See Attachment A). Such TSS shall be (i) consistent with the standards specified in GUPTA's Support Policy (or any successor document published by GUPTA), and (ii) for Products sold in the Territory by Resellers who are authorized by GUPTA to resell the Products in the Territory. The DISTRIBUTOR will have access to pre-release Product documents as available, and will be included in the planning and prioritization of new features and facilities.

GUPTA hereby grants to DISTRIBUTOR the rights to use the designation "Gupta Authorized Support Center" and to sell all the support service packages and TSS listed in Attachment A under the specified terms and conditions.

(a) GUPTA PRODUCT RELEASES: GUPTA will provide Product Releases to DISTRIBUTOR solely for its internal use at DISTRIBUTOR's headquarters or support facility only.

(b) TECHNICAL SUPPORT:

      (i) DISTRIBUTOR will deliver consistent, high-quality support via telephone, e-mail and letter to customers having these service packages.

      (ii) DISTRIBUTOR is entitled to sell and provide support services comparable to GUPTA's Standard and Standard-Plus level of support.

      (iii) 30% (thirty percent) of the effective Territory Price List is payable to GUPTA net 30 days. GUPTA is not responsible for such support available in the customer's local language.

      (iv) GUPTA will provide a back-end support service to the DISTRIBUTOR. The DISTRIBUTOR will refer only the following categories of customer problems to GUPTA provided that the number of total cases escalated to GUPTA shall not exceed 20% (twenty percent) of DISTRIBUTOR's total case volume at any one time. If more then the number of cases escalated to GUPTA exceeds on average 30% (thirty percent) of cases over a period of 90 (ninety) days, GUPTA at its option may increase the DISTRIBUTOR's royalty payment upward by up to 10% (ten percent).

- Problems, which have been provided with a workaround. GUPTA will ensure that these problems are logged as bugs to be fixed in a future Product Release.

- Bugs with a reproducible case. GUPTA will use this reproducible case to create a workaround and/or a permanent fix in a future Product Release.

- Product Enhancement Requests for submission to GUPTA Engineering for inclusion in a future Product Upgrade.

- An adequate test environment, as specified in Attachment B attached herein, is not available to DISTRIBUTOR.

(c) ESCALATION PROCEDURES: In the following cases, the problem may be escalated by bringing it to the attention of a Manager of GUPTA Support Services, who will take responsibility for resolution of the problem. Steps taken to reach resolution may include, at GUPTA's discretion: on-site assistance by personnel from the DISTRIBUTOR or GUPTA, and senior management contact with GUPTA's Engineering Center in Redwood Shores, California:

      (i) A customer is experiencing a severe operational problem which cannot be reasonably avoided through action of the customer's own staff; or,

      (ii) A customer is dissatisfied with the progress of any specific problem after reasonable attempts have been made to resolve the problem through the normal channels

7.     OBLIGATIONS OF GUPTA:

(a) GUPTA will ensure that the DISTRIBUTOR has reasonable access to all necessary GUPTA products and is given notice of all beta-testing Products.

(b) GUPTA will provide to DISTRIBUTOR a maximum of one (1) day training session on-site at the DISTRIBUTOR location covering the support methodology along with information on the requirements needed to submit a case with their GUPTA Support Center, including the requirements necessary to submit bugs, escalate issues through the support organizations and additional policies and procedures. Additionally, as new Products are launched, the DISTRIBUTOR may be invited to send a representative to a GUPTA technical training session(s) at GUPTA's corporate headquarters as established by GUPTA. DISTRIBUTOR is responsible for all travel expenses of their employees associated with this technical training session.

(c) GUPTA may invite DISTRIBUTOR to attend advanced training classes, which will be held from time to time. These are normally given by GUPTA development engineers and offer a level of information, which is not available to anyone except GUPTA engineers, engineers from Authorized Support Centers and authorized GUPTA

DISTRIBUTOR initials:______                                GUPTA initials:______

                   Gupta Authorized Support Center Provisions

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Instructors. GUPTA may, at its sole discretion, provide at least one such course every quarter, pending availability of key development engineers. DISTRIBUTOR will be responsible for all travel expenses associated with this training.

8.     PAYMENTS AND REPORTS:

(a) PAYMENTS: All payments made to GUPTA by DISTRIBUTOR shall be in U.S. dollars or other convertible currency that may be specified in GUPTA's invoice and shall be remitted as directed in GUPTA's invoice. DISTRIBUTOR shall pay or reimburse GUPTA for all national, federal, state, local or other taxes and assessments of any jurisdiction, including sales or use taxes, property taxes, withholding taxes as required by international tax treaties, customs or other import or export taxes, value added taxes, and amounts levied in lieu thereof based on charges set, services performed or to be performed or payments made or to be made under this Agreement. In no case shall DISTRIBUTOR be liable for taxes based on GUPTA's net income.

(b) REPORTS: The DISTRIBUTOR will provide, at a minimum on a monthly basis no later than fifteen (15) days after the end of each calendar month, the following written information to GUPTA:

      (1) A copy of the completed DISTRIBUTOR Monthly Royalty Report (attached as Attachment D to this agreement), which shall specify the following:

      i.    New contracts sold by DISTRIBUTOR and its channel

      ii. A calculation of 30% (thirty percent) of the GUPTA Territory List Price payable to GUPTA for DISTRIBUTOR's sales of Technical Support contracts during that month.

      iii.  The level of support bought by customer;

      iv.   Customer's name, address, phone and fax numbers, and email address;

      (2) A copy of the completed DISTRIBUTOR Monthly Technical Support Report (attached as Attachment E to this Agreement), which shall specify all of DISTRIBUTOR's performance statistics for the previous month, including at least the following:

      i.    The number of new cases opened, categorized by product area;

      ii.   Average response time to initial call back;

      iii.  Average time to close incident;

      iv.   The number of currently open incidents; and

      v.    The number of cases referred to GUPTA.

9.     PERIODIC REVIEW AND REPORTS

(a) GUPTA and the DISTRIBUTOR will review together all outstanding problems and concerns, priorities of problems, policies, procedures, training and business opportunities as requested by either party.

(b) Within thirty (30) days after the end of each calendar quarter that this Agreement is in effect, DISTRIBUTOR shall complete and submit to GUPTA a customer satisfaction survey of DISTRIBUTOR's support customers who were provided TSS by DISTRIBUTOR during that applicable calendar quarter in a form and format acceptable to GUPTA.

10. ANNUAL AUDIT: GUPTA and DISTRIBUTOR will formally review all program requirements, contracts and support offerings on a yearly basis on-site at the DISTRIBUTOR.

11. DISCLAIMER OF WARRANTIES: THE SERVICES ARE OFFERED "AS IS", AND GUPTA MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED CONCERNING THE SERVICES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IT IS EXPRESSLY AGREED THAT GUPTA SHALL NOT BE LIABLE, OR IN ANY WAY RESPONSIBLE FOR THE COMMERCIAL SUCCESS OF THE SERVICES.

GUPTA shall not be liable to DISTRIBUTOR or any other party for DISTRIBUTOR's level of service provided to Reseller or End Users as authorized hereunder, nor for statements, representations and warranties made by DISTRIBUTOR or any other party in connection with the Services

Except as otherwise provided in this Addendum, the terms of the Agreement shall remain in full force and effect. The parties confirm that all the above terms have been agreed to as of the date last written below:

DISTRIBUTOR                                                   GUPTA

By: ______________________________    By: ______________________________
Name: ____________________________    Name: ____________________________
Title: ___________________________    Title: ___________________________
Date: ____________________________    Date: ____________________________

DISTRIBUTOR initials:______                                GUPTA initials:______

                   Gupta Authorized Support Center Provisions

[GUPTA LOGO]

                                  ATTACHMENT A

                        GUPTA TECHNICAL SUPPORT SERVICES

TECHNICAL SUPPORT SERVICES: The following features are provided under GUPTA's Technical Support Services:

1.    STANDARD SUPPORT:

   - One designated support contact eligible to call the technical support hotline

   - Direct access to a team of product specialist Technical Support Engineers, ("TSE") with expertise in GUPTA products

   -  Issues assigned to an individual TSE who owns the problem to resolution

   -  Issues are individually tracked and resolved to customer satisfaction

2.    STANDARD PLUS SUPPORT:

   -  Multiple named contacts (Maximum of 5).

   - Direct access to a team of product specialist Technical Support Engineers with expertise in GUPTA products

   -  Issues assigned to an individual TSE who owns the problem to resolution

   -  Issues are individually tracked and resolved to customer satisfaction

DISTRIBUTOR initials:______                                GUPTA initials:______

                   Gupta Authorized Support Center Provisions

[GUPTA LOGO]

                                  ATTACHMENT B

                           REQUIRED TEST ENVIRONMENTS

HARDWARE

The hardware listed is the minimum required to open a functioning DISTRIBUTOR:

One (1) high-powered PC running Novell Netware or Windows NT as the departmental file server. This server should have a minimum of 8 GB of disk storage to allow of the holding of all recent releases and PTFs that could be required to identify and resolve customer problems. This would also be the home file-server for the TSC staff.

One (1) Netware server with 6GB disk-space minimum for customer case re-creation.

One (1) Windows NT server w/ 6GB disk-space minimum for customer case re-creation.

Three (3) Windows95 or WindowsNT machines, 1 for each TSE and manager with minimum configuration of 24MB memory, CD-Rom drive and 1GB disk space.

Fax Machine

Laser Printer - Compaq PageMark15 or comparable

Networking equipment.

Tape drive

Desktop or NT or 2k machine for foreign back-end customer test cases.

SOFTWARE:

The software listed is the minimum required to open a functioning TSC:

Call-tracking software that, at a minimum, tracks the following:

      -     customers with active support contracts,

      -     number of calls logged,

      -     Product, and

      -     length of resolution

Microsoft OFFICE for each of the staff members

Internet e-mail

Windows95, and NT versions for each support language.

C++ compiler

Visual Basic

Foreign backends (Sybase, Oracle, Informix, etc) 2-3 most popular for the territory.

TCP software on the PCs to debug connectivity problems

FAX Manager (allows Faxes to be sent FROM the network)

Microsoft Developer's Network ("MSDN") annual subscription

TELECOM:

Telco system that allows switching and transferring of calls between TSEs and manager.

3 - dial-out lines minimally, one for the mail gateway and the others for client use.

Internet access.

DISTRIBUTOR initials:______                                GUPTA initials:______

                   Gupta Authorized Support Center Provisions

[GUPTA LOGO]

                                  ATTACHMENT C

                        PRICE LIST FOR TECHNICAL SUPPORT

         --To be provided to DISTRIBUTOR by GUPTA Sales Representative--

DISTRIBUTOR initials:______                                GUPTA initials:______

                   Gupta Authorized Support Center Provisions

[GUPTA LOGO]

                                  ATTACHMENT D

           SAMPLE GUPTA AUTHORIZED DISTRIBUTOR MONTHLY ROYALTY REPORT

                                  Company Name
                       New Sales for Month of January 2001
                 Gupta Authorized Support Center Royalty Report


                                                ROYALTY
                                                FEE DUE
                                            (Calculated at
                                             30% of Gupta                      CONTACT &
                     MAILING      SUPPORT   Territory Price        EXP           EMAIL
COMPANY              ADDRESS       LEVEL         List              DATE         ADDRESS        PHONE        FAX
--------           -----------    --------  ---------------     ---------   ----------------   -----       -----
Computer           1309           Std          1,200               04/02    Chris Smith         206         206
Dynamics           Melbourne                                                chrisSmith@com      748-        748-
                   Ave.                                                     puter_dyn.com       5222        9909
                   Seattle, WA
                   98101
Custom             1111 Third     Std Plus     2,000               04/02    Joe Barker          206         206
Cabinets           Ave.                                                     JoeB@CustomC        748-        748-
                   Suite 2850                                               ab.com              5222        9909
                   Seattle, WA
                   98101
                                            --------
TOTAL                                        $ 3,200 USD
                                            --------

DISTRIBUTOR initials:______                                GUPTA initials:______

                   Gupta Authorized Support Center Provisions

[GUPTA LOGO]

                                  ATTACHMENT E

                  DISTRIBUTOR MONTHLY TECHNICAL SUPPORT REPORT

                         Gupta Authorized Support Center
                            (Performance Statistics)

                                  AVERAGE                                        NUMBER OF CASES
                                 RESPONSE     AVERAGE TIME TO     NUMBER OF       ESCALATED TO
COMPANY         NEW INCIDENTS      TIME            CLOSE        OPEN INCIDENTS        GUPTA            NOTES
-------         -------------    --------     ---------------   --------------  ----------------       -----
_______         _____________    ________     _______________   ______________  ________________       _____
_______         _____________    ________     _______________   ______________  ________________       _____
_______         _____________    ________     _______________   ______________  ________________       _____
_______         _____________    ________     _______________   ______________  ________________       _____
_______         _____________    ________     _______________   ______________  ________________       _____
_______         _____________    ________     _______________   ______________  ________________       _____

DISTRIBUTOR initials:______                                GUPTA initials:______

                   Gupta Authorized Support Center Provisions

[GUPTA LOGO]

                                    EXHIBIT D

                                   ADDENDUM TO
                  PREMIUM INTERNATIONAL DISTRIBUTION AGREEMENT

                   GUPTA AUTHORIZED TRAINING CENTER PROVISIONS

1. PURPOSE: This Addendum to the Premium International Distribution Agreement dated the 1st of January, 2004 between GUPTA TECHNOLOGIES, LLC, a Delaware limited liability company with offices at 975 Island Drive, Redwood Shores, CA, 94065 ("GUPTA") and ADN DISTRIBUTION GMBH, a German entity with offices at Auf der Heide 3, 44803 Bochum, Germany (tel: +49-234-9735-0, fax +49-234-9735-540)
("DISTRIBUTOR") authorizes DISTRIBUTOR to (a) teach "GUPTA Courses" (as defined herein), and as may be modified by GUPTA from time-to-time at its sole discretion and to (b) purchase authorized training materials regarding certain GUPTA Products and to use the designation "Gupta Authorized Training Center"
(ATC) in that effort. These rights are subject to the terms and conditions below and DISTRIBUTOR agrees to abide by those terms and meet and maintain certain minimum standards regarding instructors, facilities and GUPTA course materials.

2. DEFINITIONS: For the purposes of this Agreement, the following definitions shall have the meanings set forth herein:

(a) "Core Gupta Course" means a GUPTA Course, which GUPTA may denote from time to time as a primary course for a particular GUPTA software product.

(b) "Gupta Authorized Training Center" (ATC) means any company which (i) employs (or otherwise engages) at least one or more "Gupta Authorized Instructor(s)," who either individually or in combination with each other are qualified to teach each of the Gupta Core Courses and (ii) meets certain minimum standards regarding facilities and Gupta Course materials used when teaching the Gupta Course(s). The certification process for a "Gupta Authorized Instructor," and other requirements are outlined below.

(c) "Gupta Course" means any instructor-led class on GUPTA software products as further set forth in Attachment 1 where GUPTA has provided DISTRIBUTOR with a master copy of the applicable Instructor Materials and Student Kits.

(d) "Gupta Courseware Materials" refers to the Instructor Materials and Student Kits.

(e) "Instructor Materials" means the instructor training materials produced and packaged by GUPTA and provided to each instructor who successfully completes Gupta's instructor certification process as set forth in Section 5(a).

(f) "Authorized Services" means the teaching of the Gupta Courses using a Gupta Authorized Instructor.

(g) "Marks" mean the Gupta Authorized Training Partner, Gupta Authorized Instructor/Gupta CCSI, marks and logos.

(h) "Non-Core Gupta Course" means a Gupta Course, which is not denoted by GUPTA as a primary course for a particular Gupta software product.

(i)   "Student Kits" means the student training materials.

(j) "Trademark Use Policy" means the written guidelines, as amended by GUPTA from time-to-time, which contains GUPTA's policies describing the proper usage of the Marks and other trademarks, service marks and logos of GUPTA and/or its licensors.

3. USE OF MARKS: During the term of the Agreement, GUPTA grants DISTRIBUTOR a nonexclusive, nontransferable license to use the Marks (including the designation "Gupta Authorized Training Center" and the associated logo) in its advertising and other promotional activities solely in connection with providing the Authorized Services. DISTRIBUTOR agrees that such usage shall also be consistent with the terms of GUPTA's Trademark Use Policy. Such license shall automatically terminate if (i) the Agreement or DISTRIBUTOR's right to operate the ATC expires or terminates; or (ii) DISTRIBUTOR distributes or resells soft copies of Courses. The Marks MAY NOT be used for any purpose that is not directly related to the provision of the Authorized Services. Upon termination of the Agreement, DISTRIBUTOR agrees to immediately cease to render the Authorized Services or use the Marks in any manner whatsoever. Upon termination of the Agreement, DISTRIBUTOR agrees to return all certificates and materials relating to the Marks to GUPTA.

4. DISTRIBUTOR RESPONSIBILITIES: During the term of this Agreement, DISTRIBUTOR agrees to the following:

(i) To teach GUPTA authored Courses only (Courses may be broken down to fit the needs of the market) with Gupta Authorized Instructor(s);

(ii) To provide on a quarterly basis to GUPTA no later than the 5th of each month following the end of the quarter that this Agreement is in effect, the Student Evaluation Summary in the form of Attachment 2 for each GUPTA Course taught;

(iii) To adhere to the following GUPTA Course fulfillment requirements and any other reasonable ongoing training requirements as may be specified from time-to-time by GUPTA. GUPTA reserves the right to modify or change the GUPTA Territory List Price of any or all of the applicable products or services upon 30 days prior written notice to DISTRIBUTOR.

DISTRIBUTOR initials:______                                GUPTA initials:______

                  Gupta Authorized Training Center Provisions

      (a) DISTRIBUTOR agrees to take immediate corrective action if the student GUPTA Course evaluation results average under 7 (on a scale of 1-10; 10 being best) in any evaluation criteria including overall GUPTA Course evaluation. GUPTA agrees to provide updated GUPTA Course materials to address problems identified with the GUPTA Course materials in a commercially reasonable timeframe.

      (b) DISTRIBUTOR agrees to provide GUPTA with a current schedule of GUPTA Courses that are open for general customer enrollment on a quarterly basis, at least 60 days in advance. GUPTA will make the schedules available upon request to customers inquiring about classes and assist DISTRIBUTOR in marketing such classes. Alternately, DISTRIBUTOR may provide GUPTA with an Internet URL that will direct the user to an online schedule of training for that DISTRIBUTOR. GUPTA will then link the DISTRIBUTOR's URL to the GUPTA training page.

      (c) DISTRIBUTOR agrees not to cancel publicly scheduled GUPTA Courses less than two weeks before the start of the GUPTA Course except for causes beyond its reasonable control. DISTRIBUTOR agrees to notify GUPTA within one business day (by fax) or as soon as is reasonably possible of any GUPTA Courses canceled for lack of enrollment or any other reasons.

(iv)  To meet the facilities requirements specified in Section 6; and

(v)  To meet the GUPTA Course materials requirements when teaching a GUPTA
     Course.

5.   INSTRUCTOR CERTIFICATION PROCESS:

(a) Certification Process for Gupta Certified Instructors: Instructor candidates for Gupta Certification will provide a written summary of their training-related experience and three professional references. Gupta Certification status will be at the sole discretion of Gupta Technologies LLC.

(b) Recertification Process: GUPTA may, in its reasonable discretion, require recertification of the GUPTA Courses or instructors in the event GUPTA releases significant modifications to the GUPTA products which are the subject of a particular GUPTA Course or an instructor's certification, as set forth in Section 5(a) above.

6. FACILITIES: In providing the Authorized Services, DISTRIBUTOR will use a facility that meets GUPTA's reasonable minimum standards as set forth in Attachment 3. GUPTA, at its sole discretion, may modify such minimum standards from time to time. Training facilities must include all appropriate hardware. This will include a trainer machine, server machine (where applicable), and student machines. No more than two (2) students per machine are allowed.

7. COURSEWARE MATERIALS FOR GUPTA COURSES: During the Term of this Agreement, GUPTA will make available Student Kits for each GUPTA Course offered. DISTRIBUTOR agrees to purchase from GUPTA one (1) student kit for each student attending a GUPTA Course (see Attachment 4, Order Form for GUPTA Student Kits).

8. STRICTLY PROHIBITED ACTIVITIES: DISTRIBUTOR shall not, nor shall DISTRIBUTOR cause or authorize a third party to copy, manufacture, adapt, rent, lease, lend, trade-in, create derivative works from, translate, reverse engineer, disassemble or decompile or otherwise modify the GUPTA Courses or Student Kits.

9. CLASS REGISTRATION AND MARKETING: DISTRIBUTOR will be responsible for registering and enrolling students, and collecting payment. DISTRIBUTOR will also assume the primary responsibility of advertising the GUPTA Courses. In the event that DISTRIBUTOR wishes to participate in GUPTA's customer mailing list, DISTRIBUTOR will provide GUPTA with such advertising materials, and pay to GUPTA all handling costs associated with such mailing. GUPTA shall use its best efforts to include on all its training schedule literature the GUPTA Course schedules and appropriate contact information for all GUPTA Courses offered by DISTRIBUTOR, and where appropriate include DISTRIBUTOR schedules in other co-marketing materials.

10. PRODUCT LICENSE: GUPTA shall provide DISTRIBUTOR with a single "Not For Resale" copy of the required GUPTA Products. DISTRIBUTOR is authorized to copy the Products to classroom workstations for the duration of Gupta Authorized Training Courses only and only for classroom instruction in the Gupta Authorized Training Course. [Note: GUPTA Products are not for use in ATC Courses unless DISTRIBUTOR has acquired a separate license from GUPTA which expressly states that DISTRIBUTOR may commercially use the GUPTA Products for external training purposes.] The number of computers with this copied software shall at no time exceed twelve (12). GUPTA reserves the right, upon reasonable notice, to come onto DISTRIBUTOR's premises to assure that no unauthorized duplication has taken place.

ATC initials:______                                        GUPTA initials:______

                  GUPTA Authorized Training Center Provisions

11. INSTRUCTOR SUPPORT: DISTRIBUTOR may purchase Standard, Standard Plus, Enterprise, and Premium Enterprise Support for the required Products.

12. QUALITY OF AUTHORIZED SERVICES: DISTRIBUTOR agrees that it is of fundamental importance to GUPTA that the Authorized Services be of the highest quality. Accordingly, DISTRIBUTOR agrees that GUPTA will have the right to determine in GUPTA's absolute discretion whether the Authorized Services meet GUPTA high standards of quality and merchantability. In the event that GUPTA determines that DISTRIBUTOR is no longer meeting acceptable levels of quality, GUPTA agrees to so advise DISTRIBUTOR in writing and to provide DISTRIBUTOR with a commercially reasonable time frame of no less than thirty (30) days to meet such standards of quality. Notwithstanding the foregoing, GUPTA shall have the right to terminate this Agreement with no period of correction if actual or potential adverse publicity or other information, emanating from a third party or parties, about ATC, the Authorized Services provided by ATC or the use of the Marks by ATC causes GUPTA, in its sole judgment, to believe that its reputation will be adversely affected.

13. TRANSLATION: During the term of this Agreement, should DISTRIBUTOR elect to undertake and be responsible for the localization (translation) of GUPTA's authorized training courses, the terms and conditions of such localization shall be under a separate agreement.

14. RESERVATION OF RIGHTS AND GOODWILL IN THE MARKS: DISTRIBUTOR agrees that the value of the publicity and goodwill associated with the Marks will exclusively inure to the benefit of, and belong to GUPTA. DISTRIBUTOR has no rights of any kind whatsoever with respect to the Marks licensed under this agreement except to the extent of the license granted in this Agreement. DISTRIBUTOR will not in any way identify itself as the owner of, or register or attempt to register or contest the Marks or any GUPTA copyright or patent in DISTRIBUTOR's name or any other name, or request or assist anyone else in so doing. GUPTA reserves the right to (i) review, upon request, DISTRIBUTOR's use of the Marks in advertising and other materials, and (ii) revoke DISTRIBUTOR's license to use the Marks, at GUPTA's sole discretion.

Except as otherwise provided in this Addendum, the terms of the Agreement shall remain in full force and effect. The parties confirm that all the above terms have been agreed to as of the date last written below:

DISTRIBUTOR                           GUPTA

By: _____________________________     By: _______________________________

Name: ___________________________     Name: _____________________________

Title: __________________________     Title: ____________________________

Date: ___________________________     Date: _____________________________


ATC initials:______                                        GUPTA initials:______

                  GUPTA Authorized Training Center Provisions

                                  ATTACHMENT 1

                             GUPTA TRAINING COURSES

                    CLASS TITLE                              SKU NUMBER
----------------------------------------------------        ------------
BUILDING APPLICATIONS USING SQLWINDOWS                      40-6201-0002
DEVELOPING WINDOWS DNA APPLICATIONS USING SQLWINDOWS        40-6206-0000
INTEGRATING COM WITH SQLWINDOWS                             40-6207-0000
MANAGING SQLBASE 6.x DATABASES                              40-1180-0001

And any other instructor-led class on GUPTA software products that GUPTA makes available to DISTRIBUTOR (by providing a master copy of the Gupta Course materials) during the term of this Gupta Authorized Training Center Agreement. GUPTA reserves the right to denote any Gupta Course as a Core Gupta Course or Non-Core Gupta Course.

ATC initials:______                                        GUPTA initials:______

                  GUPTA Authorized Training Center Provisions

                                  ATTACHMENT 2

                           STUDENT EVALUATION SUMMARY

For each GUPTA Course delivered, DISTRIBUTOR will collect student evaluations from the attendees and provide a summary in the format below:

Gupta Course Name: __________________________ Date _________________

Instructor Name: ________________________ Public _____ or On-site _____

Number of students attending: _______ Number of evaluations: _______

Using a scale of 1-10 (10 being best) provide the average of the student evaluations in the following areas:

1. Overall Gupta Course evaluation ______

2. Evaluation of the instructor (technical knowledge, presentation skill) ______

3. Evaluation of the Gupta Course content (technical depth, clarity, pace, exercises) _______

4. Evaluation of the facilities (room, equipment, enrollment assistance) _______

Please list all student comments on the evaluation form (positive or otherwise):

ATC initials:______                                        GUPTA initials:______

                  GUPTA Authorized Training Center Provisions

                                  ATTACHMENT 3

                       MINIMUM ATC FACILITIES REQUIREMENTS

Classroom Server: P150 with 32MB of memory and 2GB disk attached to a network (Netware or NT)

Student Machine: P120 with 36MB of memory and 800MB disk attached to network (Maximum of two students per machine)

Instructor Machine: P120 with 36MB of memory and 800MB disk attached to network (Overhead projection unit for slide and demo presentations required)

Other Machines as needed:  (ie: SQLBase Server or Web Server, etc.)

*Specific classes may require additional requirements (ie: SQLBase classes will require separate SQLBase server machines)

ATC initials:______                                        GUPTA initials:______

                  GUPTA Authorized Training Center Provisions

                                  ATTACHMENT 4

                        ORDER FORM FOR GUPTA STUDENT KITS

                             STUDENT KIT ORDER FORM
                             GUPTA TECHNOLOGIES, LLC
                   975 ISLAND DRIVE, REDWOOD SHORES, CA 94065

FAX #: (650) 596-4690

Bill To:                        Ship To:

Contact:                        Contact:
Phone:                          Phone:
Order Date:                     PO#:
Ship Date:                      Credit Card #:

                  BILL CUSTOMERS SHIPPING ACCOUNT

UPS #      [ ] 2-D (blue) [ ] 1-Day (red) [ ] Ground
FEDEX#     [ ] 1-D (1st Ov) [ ] 1-D (PrOv) [ ] 1-D (S) [ ]  2-D(Econ)
DHL#       [ ] International Document

STUDENT KITS

LINE          PART NO.                   DESCRIPTION                         QTY  UNIT LIST*  TOTAL
 1         40-6201-0002         BUILDING APPS USING SQLWINDOWS
 2         40-1180-0001         MANAGING SQLBASE 6.x DATABASES
 3         40-6207-0000         INTEGRATING COM WITH SQLWINDOWS
 4         40-6206-0000         DEVELOPING WINDOWS DNA APPLICATIONS USING
                                SQLWINDOWS

                                                 EXPEDITE FEE**                   $45.00 USD

                                TOTAL:

                         ALL PRICES ARE IN U.S. DOLLARS

        *SEE CURRENT TERRITORY PRICE LIST FOR CURRENT STUDENT KIT PRICES **IF YOUR ORDER MUST BE SHIPPED WITHIN 48 HOURS OF RECEIPT, THE EXPEDITE
                              FEE WILL BE CHARGED.

DISTRIBUTOR SHALL PAY OR REIMBURSE GUPTA FOR ALL NATIONAL, FEDERAL, STATE, LOCAL OR OTHER TAXES AND ASSESSMENTS OF ANY JURISDICTION, INCLUDING SALES OR USE TAXES, PROPERTY TAXES, WITHHOLDING TAXES AS REQUIRED BY INTERNATIONAL TAX TREATIES, CUSTOMS OR OTHER IMPORT OR EXPORT TAXES, VALUE ADDED TAXES, AND AMOUNTS LEVIED IN LIEU THEREOF BASED ON CHARGES SET, SERVICES PERFORMED OR TO BE PERFORMED OR PAYMENTS MADE OR TO BE MADE UNDER THIS AGREEMENT, WITH THE EXCEPTION OF TAXES BASED ON GUPTA'S NET INCOME.

ATC initials:______                                        GUPTA initials:______

                  GUPTA Authorized Training Center Provisions